SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

                                       FOR

                            JNL VARIABLE FUND III LLC


     On page 1 of the prospectus for the JNL Variable Fund III LLC under the heading 'About the JNL/First Trust the Dow Target 10 Series' and the sub-heading 'Principal Investment Strategies' the second sentence has been amended to read as follows:

     'The ten companies will be selected annually, beginning January 1, 2001, and on each one year anniversary thereof (Stock Selection Date).'


This Supplement is dated November 9, 2000.